April 28, 2023

Supplement

SUPPLEMENT DATED APRIL 28, 2023 TO THE SUMMARY PROSPECTUS AND PROSPECTUS OF
Morgan Stanley U.S. Government Securities Trust, dated April 28, 2023

The Board of Trustees of Morgan Stanley U.S. Government Securities Trust (the "Fund") has approved various changes to the Fund, including changing its name from "Morgan Stanley U.S. Government Securities Trust" to "Morgan Stanley Long Duration Government Opportunities Fund", changing its benchmark from the Bloomberg U.S. Government/Mortgage Index to the Bloomberg U.S. Long Treasury Index, amending its principal investment strategy to target an average portfolio duration of at least ten years under normal circumstances and reducing the expense limitation for Class I shares of the Fund from 0.52% to 0.49%. In addition, the portfolio managers for the Fund will change from Neil Stone and Matthew Dunning to Alexander Payne and Andrew Szczurowski. Each of these changes will be effective May 31, 2023 (the "Effective Date").

Implementation of these strategy changes may result in transaction costs and have tax consequences. The Fund's portfolio turnover is expected to be approximately 20-40% as a result of these changes, which may have tax consequences. Based on the Fund's current estimated capital gains and/or losses and current capital loss carryforwards, which are subject to change based on future portfolio activity during the Fund's remaining fiscal year, such tax consequences are currently expected to be immaterial to the Fund. Beginning immediately, however, the Fund's adviser, Morgan Stanley Investment Management Inc., intends to gradually transition the Fund's portfolio holdings in order to facilitate operating consistent with the Fund's new investment strategy on the Effective Date or shortly thereafter. These changes may increase certain risks of investing in the Fund.

Accordingly, on the Effective Date, the Summary Prospectus and the Prospectus will be amended as follows:

All references to "Morgan Stanley U.S. Government Securities Trust" will be deleted and replaced with "Morgan Stanley Long Duration Government Opportunities Fund."

The sections of the Summary Prospectus titled "Fees and Expenses—Annual Fund Operating Expenses" and the Prospectus titled "Fund Summary—Fees and Expenses—Annual Fund Operating Expenses" will be deleted in their entirety and replaced with the following, which reflects a reduced expense limitation for Class I shares:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class L	Class I		Class C
Advisory Fee	0.42%	0.42%	0.42%		0.42%
Distribution and/or Shareholder Service (12b-1) Fee	0.25%	0.50%	None		1.00%
Other Expenses	0.38%	0.41%	0.38%		0.37%
Total Annual Fund Operating Expenses(3)	1.05%	1.33%	0.80%		1.79%
Fee Waiver and/or Expense Reimbursement(3)	0.20%	0.21%	0.31	%(4)	0.17%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)	0.85%	1.12%	0.49	%(4)	1.62%

The tables in the sections of the Summary Prospectus titled "Fees and Expenses—Example" and the Prospectus titled "Fund Summary—Fees and Expenses—Example" will be deleted in their entirety and replaced with the following:

If You SOLD Your Shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$409	$629	$867	$1,548
Class L	$114	$401	$709	$1,583
Class I	$50	$224	$414	$961
Class C	$265	$547	$954	$1,896

If You HELD Your Shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$409	$629	$867	$1,548
Class L	$114	$401	$709	$1,583
Class I	$50	$224	$414	$961
Class C	$165	$547	$954	$1,896

The third footnote following the tables in the sections of the Summary Prospectus titled "Fees and Expenses—Example" and the Prospectus titled "Fund Summary—Fees and Expenses—Example" will be deleted in its entirety and replaced with the following and a fourth footnote will be added as follows:

(3)  The Fund's "Adviser" and "Administrator," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee, its administration fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.85% for Class A, 1.12% for Class L, 0.49% for Class I and 1.62% for Class C. The fee waivers and/or expense reimbursements will continue for at least one year from the date of this Prospectus or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

(4)  Fee Waiver and/or Expense Reimbursement and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement have been restated to reflect the current expense limitation arrangement for Class I shares.

The following will be added to the end of the first paragraph of the sections of the Summary Prospectus titled "Principal Investment Strategies" and the Prospectus titled "Fund Summary—Principal Investment Strategies":

Under normal circumstances, the Adviser expects to construct an investment portfolio for the Fund with a dollar-weighted average effective duration of at least ten years.

The first sentence of the third paragraph of the sections of the Summary Prospectus titled "Principal Investment Strategies" and the Prospectus titled "Fund Summary—Principal Investment Strategies" will be deleted and replaced with the following:

The Fund may, but it is not required to, use derivative instruments for risk management or other portfolio management purposes, including to adjust the Fund's dollar-weighted average effective duration.

The sections of the Summary Prospectus titled "Principal Risks—Fixed-Income Securities" and the Prospectus titled "Fund Summary—Principal Risks—Fixed-Income Securities" will be deleted in their entirety and replaced with the following:

Fixed-Income Securities. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity (i.e., interest rate risk), market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The Fund may face a heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. A changing interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions, shortened durations (i.e., prepayment risk) and extended durations (i.e., extension risk). The Fund is not limited as to the maturities (when a debt security provides its final payment) or durations (measure of interest rate sensitivity) of the securities in which it may invest but, under normal circumstances, the Adviser expects to construct an investment portfolio for the Fund with a dollar-weighted average effective duration of at least ten years. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than similar securities with shorter durations. In turn, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. The Fund may be subject to certain liquidity risks that may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed-income securities. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity.

The table under the sections of the Summary Prospectus titled "Past Performance—Average Annual Total Returns" and the Prospectus titled "Fund Summary—Past Performance—Average Annual Total Returns" will be deleted in its entirety and replaced with the following:

Average Annual Total Returns(1)
(for the periods ended December 31, 2022)

	Past 1 Year	Past 5 Years	Past 10 Years	Since Inception
Class A(2) Return before Taxes(2)	-15.88%	-1.53%	0.07%	2.80%
Return after Taxes on Distributions(2), (3)	-16.84%	-2.62%	-1.02%	1.33%
Return after Taxes on Distributions and Sale of Fund Shares(2)	-9.38%	-1.56%	-0.39%	1.56%
Class L(2)
Return before Taxes(2)	-13.28%	-1.16%	0.11%	2.52%
Class I(2)
Return before Taxes(2)	-12.63%	-0.52%	0.72%	3.21%
Class C(2)
Return before Taxes(2)	-14.56%	-1.66%	N/A	-0.78%
Bloomberg U.S. Long Treasury Index (reflects no deduction for fees, expenses or taxes)(4)	-29.26%	-2.20%	0.60%	5.15	%(5)
Bloomberg U.S. Government/Mortgage Index (reflects no deduction for fees, expenses or taxes)(6)	-12.12%	-0.24%	0.67%	3.88	%(5)
Lipper General U.S. Government Funds Index (reflects no deduction for taxes)(7)	-13.04%	-0.34%	0.46%	3.34	%(5)

(1)  During 2016, the Fund received proceeds related to certain non-recurring litigation settlements. Had these settlements not occurred, the 10 year and since inception (where applicable) returns before and after taxes for such periods would have been lower.

(2)  Class A, L and I shares commenced operations on July 28, 1997. Class C shares commenced operations on April 30, 2015.

(3)  These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

(4)  The Bloomberg U.S. Long Treasury Index measures the performance of U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury with a maturity greater than 10 years. Separate trading of registered interest and principal of securities (STRIPS) are excluded from the index because their inclusion would result in double-counting. It is not possible to invest directly in an index. Effective May 31, 2023, the Fund changed its primary benchmark to the Bloomberg U.S. Long Treasury Index because the Adviser believes it is a more appropriate benchmark for the Fund.

(5)  Since inception reflects the inception date of Class A shares.

(6)  The Bloomberg U.S. Government/Mortgage Index includes Treasuries, government-related issues, and agency mortgage-backed pass-through securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). It is not possible to invest directly in an index.

(7)  The Lipper General U.S. Government Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper General U.S. Government Funds classification. There are currently 10 funds represented in this Index, including the Fund.

The sections of the Summary Prospectus titled "Fund Management—Portfolio Managers" and the Prospectus titled "Fund Summary—Fund Management—Portfolio Managers" will be deleted in their entirety and replaced with the following:

Portfolio Managers. Information about the members jointly and primarily responsible for the day-to-day management of the Fund's portfolio is shown below:

Name	Title with Adviser	Date Began Managing Fund
Alexander Payne	Managing Director	May 2023
Andrew Szczurowski	Managing Director	May 2023

The following will be added at the end of the third paragraph of the section of the Prospectus titled "Fund Details—Additional Information about the Fund's Investment Objective, Strategies and Risks—Principal Investment Strategies":

Under normal circumstances, the Adviser expects to construct an investment portfolio for the Fund with a dollar-weighted average effective duration of at least ten years.

The following will be added as the first sentence of the fourth paragraph of the section of the Prospectus titled "Fund Details—Additional Information about the Fund's Investment Objective, Strategies and Risks—Principal Investment Strategies":

The Fund may, but it is not required to, use derivative instruments for risk management or other portfolio management purposes, including to adjust the Fund's dollar-weighted average effective duration.

The section of the Prospectus titled "Fund Details—Additional Information about the Fund's Investment Objective, Strategies and Risks—Additional Information About Fund Investment Strategies and Principal Risks—Fixed-Income Securities" will be deleted in its entirety and replaced with the following:

Fixed-Income Securities

Fixed-income securities are securities that pay a fixed or a variable rate of interest until a stated maturity date. Fixed-income securities include U.S. government securities, securities issued by federal or federally sponsored agencies and instrumentalities, corporate bonds and notes, asset-backed securities, mortgage securities, securities rated below investment grade (commonly referred to as "junk bonds" or "high yield/high risk securities"), municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.

Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity (i.e., interest rate risk), market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The Fund may face a heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. A changing interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions, shortened durations (i.e., prepayment risk) and extended durations (i.e., extension risk). The Fund is not limited as to the maturities (when a debt security provides its final payment) or durations (measure of interest rate sensitivity) of the securities in which it may invest but, under normal circumstances, the Adviser expects to construct an investment portfolio for the Fund with a dollar-weighted average effective duration of at least ten years. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than similar securities with shorter durations. In turn, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. The Fund may be subject to liquidity risk, which may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed-income securities. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Fixed-income securities may be called (i.e., redeemed by the issuer) prior to final maturity. If a callable security is called, the Fund may have to reinvest the proceeds at a lower rate of interest.

The following will be added to the section of the Prospectus titled "Fund Details—Additional Information about the Fund's Investment Objective, Strategies and Risks—Additional Information About Fund Investment Strategies and Principal Risks":

Duration

Duration is a measure of the expected life of a bond that is used to determine the sensitivity of an instrument's price to changes in interest rates. Thus, the average duration of a portfolio of fixed-income securities represents its exposure to changing interest rates. For example, when the level of interest rates increases by 1%, a fixed-income security having a positive duration of four years generally will decrease in value by 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by 4%. A portfolio with a shorter average duration generally will experience less price volatility in response to changes in interest rates than a portfolio with a longer average duration.

Measures such as average duration may not accurately reflect the true interest rate sensitivity of the Fund, particularly if the Fund consists of securities with widely varying durations. As a result, if the Fund has an average duration that suggests a certain level of interest rate risk, the Fund may in fact be subject to greater interest rate risk than the average would suggest. This risk is greater to the extent the Adviser uses leverage or derivatives in connection with the management of the Fund.

The second and third paragraphs of the section of the Prospectus titled "Fund Details—Fund Management" will be deleted in their entirety and replaced with the following:

The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Alexander Payne and Andrew Szczurowski. Messrs. Payne and Szczurowski are Managing Directors of the Adviser, manage other funds and have been employed by the Morgan Stanley organization for more than five years.

The first sentence of the eighth paragraph of the section of the Prospectus titled "Fund Details—Fund Management" will be deleted and replaced with the following:

Morgan Stanley Investment Management Inc., as the Adviser and the Administrator, has agreed to reduce its advisory fee, its administration fee, and/or reimburse the Fund, if necessary, if such fees would cause the total annual operating expenses of the Fund to exceed 0.85% for Class A, 1.12% for Class L, 0.49% for Class I and 1.62% for Class C.

Please retain this supplement for future reference.

MSUSGSTSUMPROPSPT 4/23